SUPPLEMENT DATED NOVEMBER 14, 2025
To the following annuity prospectuses:
Index Advantage+® Annuity Contract
Index Advantage+ NF® Annuity Contract
Dated October 28, 2025

ISSUED BY
Allianz Life Insurance Company of North America and Allianz Life Variable Account B
This supplement updates certain information contained in the statutory prospectuses and should be attached to that prospectus and retained for future reference.

Contracts are available for sale in Oregon on or after January 13, 2026. As a result, the Material Contract Variations by State and Issue Date appendix is revised as follows:

Oregon	Assignments, Changes of Ownership and Other Transfers of Contract Rights See section 2
An assignment is not permitted if you have named an irrevocable Beneficiary.

We cannot restrict assignments or changes of ownership
●
We do not change the Determining Life (Lives) following an assignment or ownership change. If you assign the Contract and the Determining Life (Lives) are no longer an Owner (or Annuitant if the Owner is a non-individual) the Traditional Death Benefit or Maximum Anniversary Value Death Benefit may not be available and on the Owner’s death the Beneficiary(ies) will only receive the Contract Value.

	Availability of Crediting Methods See section 4	The Index Protection Strategy with Trigger Crediting Method is not available.
Maximum Anniversary Value Death Benefit See section 11
Before Annuity Payments begin, if there is a misstatement of age for the Owner or Annuitant where the contract was issued after the maximum issue age, benefits shall be extrapolated to the correct age.

PRO-002-1025
(IXAP-003, INFP-003)